Exhibit 10.23

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FAITH WALK DESIGNS, INC.      Sterling Bank               Loan Number 62000010
10825 BARELY LANE SUITE D     P.O. Box 924009             Date: 6/19/00
HOUSTON TX 77070 0000         Houston, Texas 77292 4009   Maturity Date 6/19/03
                                                          Loan Amount $21,956.06
BORROWER'S NAME AND ADDRESS   LENDER'S NAME AND ADDRESS   Renewal Of ___________
"I" Includes each borrower    "You" means the lender,
above, joint and severally.   its successors and assigns,
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of TWENTY ONE THOUSAND NINE HUNDRED FIFTY SIX AND 06/100 Dollars $21,956.06

[X] Single Advance: I will receive all of this principal sum on 6/19/00. No additional advances are contemplated under this note.

[ ] Multiple Advance: The principal sum shown above Is the maximum amount of principal I can borrow under this note. On ____________ I will receive the amount of $___________ and future principal advances are contemplated.

     Conditions: The conditions for future advances are ________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     [ ] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature Is subject to all other conditions and expires on ___________________.
     [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay Interest on the outstanding principal balance from 6/19/00 at the rate of 10.250% per year until MATURITY DATE.

[ ] Variable Rate: This rate may then change as stated below.

     [ ]  Index Rate: The future rate will be ___ the following index rate: ___.

     [ ] Calling Rate: The interest rate ceiling for this note is the _________ ceiling rate announced by the Credit Commissioner from time to time.

     [ ]  Frequency and Timing: The rate on this note may change as often as
          __________. A change In the interest rate will take effect __________.

     [ ] Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________%. The rate may not change more than ____________% each ______________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     [ ]  The amount of each scheduled payment      [ ] The amount of the final
          will change.                                  payment will change.

ACCRUAL METHOD: Interest will be calculated on a actual/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [X]  at a rate equal to Highest rate permitted by law

[X] LATE CHARGE: If a payment is made more than ten (10) days after it is due, I agree to pay a late charge of five percent (5%) of the payment amount.

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [X] are not included in the principal amount above:
     $13.00 FILING FEE

PAYMENTS: I agree to pay this note as follows: on demand, but if no demand is made then,

[ ] Interest: I agree to pay accrued interest _________________________________
[ ] Principal: I agree to pay the principal ___________________________________

[X] Installments: I agree to pay this note in 36 payments. The first payment will be in the amount of $712.61 and will be due July 19, 2000. A payment of $712.61 will be due on the 19th day of each month thereafter. The final payment of the entire unpaid balance of principal and interest will be due June 19, 2003.


ADDITIONAL TERMS:
GUARANTY EXECUTED BY MIKE SANDEL          [X] SECURITY: This note is separately
                                          secured by (describe separate document
                                          by type and date):

                                          SECURITY AGREEMENT
                                          DATED: 6/19/00

                                          (This section is for your internal
                                          use. Failure to list a separate
                                          security document does not mean the
                                          agreement will not secure this note.)

THIS WRITTEN LOAN AGREEMENT REPRESENTS
   THE FINAL AGREEMENT BETWEEN THE        PURPOSE: The purpose this loan is
PARTIES AND MAY NOT BE CONTRADICTED BY    TO REFINANCE VEHICLE FROM GMAC
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR
  SUBSEQUENT ORAL AGREEMENTS OF THE       SIGNATURES: I AGREE TO THE TERMS OF
               PARTIES.                   THIS NOTE (INCLUDING THOSE ON PAGE 2).
                                          I have received a copy on today's
      THERE ARE NO UNWRITTEN ORAL         date. FAITH WALK DESIGNS, INC.
    AGREEMENTS BETWEEN THE PARTIES.


                                          _____________________________________
Signature for Lender                        JOHN MICHAEL SANDEL     PRESIDENT

_______________________________           _____________________________________
    JOHN H. HEGER
_______________________________           _____________________________________
    SVP

FAITH WALK DESIGNS, INC.                      Sterling Bank
10825 BARELY LANE SUITE D                     P.0. Box 924009
HOUSTON TX 77070 0000                         Houston, Texas 77292-4009

DEBTOR'S NAME, ADDRESS AND SSN OR TIN         SECURED PARTY'S NAME AND ADDRESS
("I" means each Debtor who signs.)            ("You" means the Secured Party,
                                              its successors and assigns.)

I am entering into this security agreement with you on June 19, 2000 (date).

SECURED DEBTS. I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) [ ] I [X] (name)FAITH WALK DESIGNS, INC. owes) to you now or in the future:

(Check one below):

[ ] Specific Debt(s). The debt(s), liability or obligations evidenced by (describe): __________________ and all extensions, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

[X] All Debt(s). Except In those cases listed In the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is Incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

Security Interest. To secure the payment and performance of the above described Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property Is or may be located, and all proceeds and products from the property.

[ ] Inventory: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work In process, or materials used or consumed in my business.

[ ] Equipment: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described In a list or schedule which I give to you will also be included in the secured property, but such a list Is not necessary for a valid security Interest in my equipment.


[ ] Farm Products: All farm products including, but not limited to: (a) all poultry and livestock and their young, along with their products, produce and replacements; (b) all crops, annual or perennial, and all products of the crops; and (c) all feed, seed, fertilizer medicines, and other supplies used or produced in my farming operations.

[ ]  Accounts, Instruments, Documents, Chattel Paper and Other Rights to
     Payment: All rights I have now and that I may have In the future to the payment of money including, but not limited to:
     (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance; and
     (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable. The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

[ ] General Intangibles: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

[ ] Government Payments and Programs: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

[X]  The secured property Includes, but is not limited by, the following:
     1997 CHEVROLET SUBURBAN LT
     VIN #3GNEC16R7VG175610


If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:


I am a(n) [ ] individual [ ] partnership  I AGREE TO THE TERMS SET OUT ON BOTH
          [X] corporation [ ] __________  PAGE 1 AND PAGE 2 OF THIS AGREEMENT. I
                                          have received a copy of this document
[ ] If checked, file this agreement in    on today's date.
the real estate records.

Record Owner (if not me):_______________        FAITH WALK DESIGNS, INC.
________________________________________  -------------------------------------
________________________________________          (Debtor's Names)

The property will be used for [ ] personal By:
             [X] business [ ] agricultural -------------------------------------
             [ ]__________ reasons.               JOHN MICHAEL SANDEL

  Sterling Bank                            Title: PRESIDENT
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         (Secured Party's Name)

By:                                        By:
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       JOHN H. HEGER

Title: SVP                                 Title:
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